Revenue - Summary of Information about Receivables, Contract Assets and Contract Liabilities from Contracts with Customers (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Trade receivables	$ 10,951	$ 4,674	$ 3,016
Contract assets	2,491	2,378	1,541	$ 750
Contract liabilities	$ 105,118	$ 76,018	$ 81,584	$ 82,542